As filed with the Securities and Exchange Commission on April 7, 2000
                                                    Registration No. 33 -_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                             WASHINGTON HOMES, INC.
             (Exact name of registrant as specified in its charter)

                MARYLAND                                 52-0818872
    (State or other jurisdiction of                   (I.R.S. Employer
     Incorporation or organization)                  Identification No.)

                              1802 Brightseat Road
                          Landover, Maryland 20785-4235
                                 (301) 772-8900

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ----------------------

                   WASHINGTON HOMES EMPLOYEE STOCK OPTION PLAN
                            (Full title of the plan)

                             ----------------------

                            GEATON A. DECESARIS, JR.
                Chairman of the Board and Chief Executive Officer
                             WASHINGTON HOMES, INC.
                              1802 Brightseat Road
                          Landover, Maryland 20785-4235
                                 (301) 772-8900

            (Name, address, including zip code, and telephone number,
                    including area code, of agent of service)

                         CALCULATION OF REGISTRATION FEE
===========================================================================================================
                                              Proposed Maximum       Proposed Maximum
Title of Shares      Number of Shares to     Offering Price Per     Aggregate Offering        Amount of
To be Registered        be Registered              Share*                 Price*           Registration Fee
-----------------------------------------------------------------------------------------------------------
Common Stock
($.01 par value)         1,500,000**               $5.719               $2,814,356             $743.00
===========================================================================================================

* Estimated solely for the purpose of calculating the registration fee. Based upon the exercise price of outstanding options and for the balance upon the average of the high and low prices of the Common Stock on April 5, 2000, as reported on the New York Stock Exchange Composite Tape in accordance with Rule 457(h)(l).

** 1,000,000 shares were covered by Registration Statement No. 33-75305, which is incorporated herein by reference, consequently the Registration fee is calculated on the basis of 500,000 shares added by this filing in accordance with General Instruction E of Form S-8.

================================================================================

     On June 9, 1993 and March 31, 1999 the registrant filed registration statements on Form S-8 under the Securities Act of 1933, as amended (the "Act") (Nos. 33-64144 and 33-75305) the contents of which are incorporated herein by reference.

     This registration statement is being filed to increase the number of shares of Washington Homes, Inc., Common Stock ($.01 par value) registered under the Act from 1,000,000 to 1,500,000 shares.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference

     Washington Homes, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Registrant's annual report on Form 10-K for the year ended July 31, 1999 (No 1-7643)

     (b) All other reports filed pursuant to Section 13 or 15(d) of the Exchange Act subsequent to July 31, 1999 (No 1-7643); and

     (c) The Registrant's Registration Statement on Form 8-A (No. 0-21216) filed with the Commission on February 9, 1993 pursuant to Section 12 of the Securities and Exchange Act of 1934 (the "1934 Act"), as subsequently amended, which incorporates by reference the terms, rights and provisions applicable to the Registrant's Common Stock as set forth under the heading "Description of Capital Stock" in the Registrant's prospectus dated February 25, 1993 (No. 33-52648).

          All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act subsequent to the date of this Registration Statement and prior to the filing of the post effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold also shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.


Item 8.   Exhibits

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

    5         Opinion and consent of Laurence R. Jaffe, General Counsel

   10(a)      Washington Homes, Inc. Employee Stock Option Plan (Filed as
              Exhibit 10(f) to Registration No. 33-52648)*

   10(b) Amendment to Employee Stock Option Plan (Filed as Exhibit 10(f)(1) to Registration No. 33-52648)*

   10(c)      Amendment Number 2 to Employee Stock Option Plan (Filed as
              Exhibit 10(k) to 10-K Report for year ended July 31, 1998)*

   10(d)      Amendment Number 3 to Employee Stock Option Plan

   23(a)      Consent of Deloitte & Touche LLP, independent auditors.

   23(b)      Consent of Laurence R. Jaffe is contained in Exhibit 5.

   24         Powers of Attorney.


*  Incorporated herein by reference.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Landover, State of Maryland, on April 6, 2000.

                                        WASHINGTON HOMES, INC.



                                        By: /s/ GEATON A. DECESARIS, JR.
                                            ----------------------------
                                            Geaton A. DeCesaris, Jr.
                                            Chairman of the Board and
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

            Name                              Title                    Date
            ----                              -----                    ----

/s/ GEATON A. DECESARIS, JR.     Chairman of the Board, Director
-----------------------------    and Chief Executive Officer
    Geaton A. DeCesaris, Jr.     (Principal Executive Officer)     April 6, 2000


/s/ CLAYTON MILLER*              Senior Vice President and Chief
-----------------------------    Accounting Officer (Principal
    Clayton Miller               Accounting Officer)               April 6, 2000


/s/ CHRISTOPHER SPENDLEY*        Senior Vice President and Chief
-----------------------------    Financial Officer (Principal
    Christopher Spendley         Financial Officer)                April 6, 2000


/s/ GEATON A. DECESARIS, SR.*    Director                          April 6, 2000
-----------------------------
    Geaton A. DeCesaris, Sr.


/s/ THOMAS CONNELLY*             Director                          April 6, 2000
-----------------------------
    Thomas Connelly


/s/ RICHARD FRARY*               Director                          April 6, 2000
-----------------------------
    Richard Frary


/s/ PAUL C. SUKALO*              Director                          April 6, 2000
-----------------------------
    Paul C. Sukalo


/s/ THOMAS PELLERITO*            Director                          April 6, 2000
-----------------------------
    Thomas Pellerito


/s/ RICHARD B. TALKIN*           Director                          April 6, 2000
-----------------------------
    Richard B. Talkin


/s/ RONALD M. SHAPIRO*           Director                          April 6, 2000
-----------------------------
    Ronald M. Shapiro


*By: /s/ GEATON A. DECESARIS, JR.
     ----------------------------
         Geaton A. DeCesaris, Jr.
         Attorney-in-Fact